UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 19, 2005
                                                    ----------------------



                           GENELABS TECHNOLOGIES, INC.

--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    California                  0-19222                    94-3010150
--------------------------------------------------------------------------------
  (State or Other              (Commission               (IRS Employer
   Jurisdiction                File Number)           Identification No.)
of Incorporation)

    505 Penobscot Drive, Redwood City, California                     94063
--------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code             (650) 369-9500
                                                        ------------------------

--------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On December 19, 2005, Genelabs Technologies, Inc. (the "Company"), announced the implementation of a reverse stock split whereby, effective December 19, 2005, each five shares of the Company's common stock, no par value (the "Common Stock") was converted into one share of Common Stock. The reverse stock split was approved by the Company's shareholders at the Company's 2005 annual meeting of shareholders and subsequently approved by the Company's board of directors on December 5, 2005.

A copy of the press release announcing the implementation of the reverse stock split is filed as Exhibit 99.1 hereto.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits


Exhibit
Number        Description
------        -----------

99.1          Press Release dated December 19, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           GENELABS TECHNOLOGIES, INC.



                           By: /s/ Matthew M. Loar
                               --------------------
                               Name:  Matthew M. Loar
                               Title: Chief Financial Officer

Date:  December 20, 2005

                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------
99.1          Press Release dated December 19, 2005